SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): November 1, 2004


                            REGIONAL BANKSHARES, INC.





         South Carolina                000-32493                 57-1108717
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
 of Incorporation)                                           Identification No.)




                  206 South Fifth Street, Hartsville, SC 29551
                    (Address of Principal Executive Offices)



                                 (843) 383-4333
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01  Entry Into a Material Definitive Agreement

     On November 1, 2004, the Board of Directors of the Registrant set fees for directors at $200 per meeting attended, and set Board committee member fees at $100 per meeting attended. There are usually eleven regular Board meetings per year, and committees meet as necessary.

     On November 18, 2004, the Board of directors of Hartsville Community Bank, which is the wholly-owned subsidiary of the Registrant, set fees for directors at $200 per meeting attended, and set Board committee member fees at $100 per meeting attended. There are usually eleven regular Board meetings per year, and committees meet as necessary. Each of the directors of Hartsville Community Bank is also a director of the Registrant.






























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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 REGIONAL BANKSHARES, INC.
                                 (Registrant)



Date: February 22, 2005          By: /s/ Curtis A. Tyner
                                    --------------------------------------------
                                    Curtis A. Tyner
                                    President

































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